UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   May 24, 2011

VALLEY COMMERCE BANCORP
(Exact name of registrant as specified in its charter)

California	000-51949	46-1981399
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 W. Main Street Visalia, California	93291
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (559) 622-9000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events

At a regularly scheduled meeting held May 24, 2011, the Board of Directors of Valley Commerce Bancorp approved a 5% stock dividend to be issued to shareholders in June.  The stock dividend will be provided to shareholders of record as of June 14, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2011	Valley Commerce Bancorp By: /s/Roy O. Estridge Roy O. Estridge Executive Vice President and Chief Financial Officer